FIRST INCREMENTAL ASSUMPTION AGREEMENT
This FIRST Incremental Assumption Agreement, dated as of November 26, 2019 (this “Agreement”), is made by and among Credit Suisse AG, Cayman Islands Branch (the “2019 Incremental Lender”), Upland Software, Inc., as the Borrower (as defined below), the Guarantors (as defined below) identified on the signature pages hereof as such, and Credit Suisse AG, Cayman Islands Branch, as the agent (the “Agent”).
RECITALS:
WHEREAS, reference is hereby made to that certain Credit Agreement, dated as of August 6, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), made by and among Upland Software Inc., a Delaware corporation (“Borrower”), the subsidiaries of the Borrower party thereto from time to time as guarantors (the “Guarantors”), the several lenders from time to time parties thereto (each, a “Lender” and, collectively, the “Lenders”), and Credit Suisse AG, Cayman Islands Branch, as the Agent (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);
WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may establish Incremental Commitments by, among other things, entering into one or more Incremental Assumption Agreements with Incremental Lenders; and
WHEREAS, the Borrower has notified the Agent that, pursuant to the provisions of Section 2.15 of the Credit Agreement, it is requesting the 2019 Incremental Commitment (as defined below), under which the Borrower intends to incur Incremental Term Loans in an aggregate principal amount of $190,000,000 (the “2019 Incremental Term Loans”) pursuant to the terms of this Agreement;
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:
The 2019 Incremental Lender party hereto hereby agrees to make, on the 2019 Incremental Term Loan Borrowing Date (as defined below), Incremental Term Loans in an amount equal to its Incremental Term Loan Commitment (the “2019 Incremental Commitment”), as set forth on Schedule A annexed hereto, on the terms and subject to the conditions set forth below.
The 2019 Incremental Lender hereby (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents and the schedules and exhibits attached thereto, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Agent, any other Incremental Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as an Incremental Lender.
The 2019 Incremental Lender hereby agrees to make available its 2019 Incremental Commitment on the following terms and conditions:

1. 2019 Incremental Term Loans: Upon the funding of the 2019 Incremental Term Loans (such date, the “2019 Term Loan Increase Effective Date”), the 2019 Incremental Term Loans shall constitute an increase to and a part of the “Initial Term Loans”, shall be designated as part of the same Class of Term Loans as the Initial Term Loans, and the 2019 Incremental Lender (and each of its successors and permitted assigns with respect to the 2019 Incremental Term Loans) will be a “Term Loan Lender”, as each is defined in the Credit Agreement. After the execution of this Agreement by the parties hereto, each reference in the Credit Agreement to “Initial Term Loans”, and each reference in the Credit Agreement to “Term Loan Lender” shall include, respectively, the 2019 Incremental Term Loans and the 2019 Incremental Lender (and each of its successors and permitted assigns with respect to the 2019 Incremental Term Loans). The Agent shall take any and all action as may be reasonably necessary to ensure that the 2019 Incremental Term Loans are included in each repayment of Initial Term Loans on a pro rata basis. In furtherance of the foregoing, on the 2019 Term Loan Increase Effective Date, there shall commence an initial Interest Period with respect to the 2019 Incremental Term Loans, which Interest Period shall end on the last day of the Interest Period then-applicable to the Initial Term Loans outstanding immediately prior to the 2019 Term Loan Increase Effective Date. Amounts borrowed in accordance with this Incremental Assumption Agreement and repaid or prepaid may not be re-borrowed. 2019 Incremental Term Loans may be Base Rate Loans or Eurodollar Loans.
2.Applicable Margin. The Applicable Margin for Base Rate Loans or for Eurodollar Loans, as applicable, for each 2019 Incremental Term Loan shall mean, as of any date of determination, the applicable percentage per annum as set forth in the Credit Agreement for the Initial Term Loans.
3.Principal Payments. The principal amount of the 2019 Incremental Term Loans shall be repaid, together with the rest of the Initial Term Loan, in Dollars, for the ratable benefit of the Lenders then holding the 2019 Incremental Term Loans, on the last Business Day of each December, March, June and September, commencing December 31, 2019, in a principal amount equal to 0.25% of the aggregate principal amount of all 2019 Incremental Term Loan made on (and as of) the 2019 Term Loan Increase Effective Date, which payments shall be made in accordance with Section 2.2 of the Credit Agreement, and reduced as a result of prepayments of the 2019 Incremental Term Loans in accordance with Section 2.4 of the Credit Agreement.
4.Prepayment Premium. In the event that, on or prior to the six-month anniversary of the 2019 Term Loan Increase Effective Date, the Borrower (i) makes any prepayment of 2019 Incremental Term Loans and/or Initial Term Loans in connection with any Repricing Transaction or (ii) effects any amendment of this Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Agent, for the ratable account of each of the Term Loan Lenders holding Initial Term Loans and 2019 Incremental Term Loans, (x) in the case of clause (i), a prepayment premium of 1.00% of the principal amount of such 2019 Incremental Term Loans and Initial Term Loans being prepaid in connection with such Repricing Transaction and (y) in the case of clause (ii), an amount equal to 1.00% of the aggregate amount of the applicable 2019 Incremental Term Loans and Initial Term Loans outstanding immediately prior to such amendment that are subject to an effective pricing reduction pursuant to such Repricing Transaction, all in accordance with Section 2.4(d) of the Credit Agreement.
5.Proposed Borrowing. This Agreement represents and constitutes a request by the Borrower to borrow the 2019 Incremental Term Loans from the 2019 Incremental Lender as follows (the “Proposed Borrowing”):

a.Business Day of Proposed Borrowing: November 26, 2019 (the “2019 Incremental Term Loan Borrowing Date”)
b.Amount of Proposed Borrowing: $190,000,000.00
c.Interest rate option: The initial interest rate contract on the 2019 Incremental Term Loans shall be subject to the same Eurodollar Rate applicable to the Initial Term Loans for the interest period commencing on October 31, 2019.
6.Termination of Commitments. To the extent that any 2019 Incremental Commitment has not been drawn, all such 2019 Incremental Commitment shall automatically terminate at 5:00 p.m. (New York City time) on the 2019 Term Loan Increase Effective Date.
7.Credit Agreement Governs. This Agreement constitutes an amendment to the Credit Agreement to the extent necessary to reflect the terms hereof in accordance with Section 2.15 of the Credit Agreement. Except as set forth in this Agreement, the 2019 Incremental Term Loans shall otherwise be subject in all respects to the provisions of the Credit Agreement and the other Loan Documents.
8.Borrower Certifications. By its execution of this Agreement, the undersigned officer of the Borrower, to the best of his or her knowledge, hereby certifies, solely in his or her capacity as an officer of the Borrower and not in his or her individual capacity, that no Default or Event of Default exists on the date hereof before or after giving effect to the 2019 Incremental Commitment and the 2019 Incremental Term Loans contemplated hereby.
9.Conditions Precedent to Effectiveness. This Agreement will become effective on the date on which each of the following conditions is satisfied:
a.The Agent shall have received from each of the Borrower, each Guarantor (as of the 2019 Term Loan Increase Effective Date), and the 2019 Incremental Lender a counterpart of this Agreement signed on behalf of such party;
b.The Agent shall have received a legal opinion from (i) Pillsbury Winthrop Shaw Pittman LLP, counsel to the Borrower and certain of the Guarantors, and (ii) local counsel with respect to each of the Guarantors as to which Pillsbury Winthrop Shaw Pittman LLP is unable to opine, in each case in a form and in substance reasonably satisfactory to the Agent;
c.The Loan Parties shall have paid (or the Agent shall have received evidence reasonably acceptable to it that the Borrower has paid (pursuant to netting or other reduction arrangements reasonably satisfactory to the Agent)), in Dollars, in immediately available funds, (i) to the Joint Lead Arrangers, the fees in the amounts previously agreed in writing to be received on the 2019 Term Loan Increase Effective Date; and (ii) to the Joint Lead Arrangers and the Agent all reasonable fees costs and expenses (including, without limitation the reasonable fees, costs and disbursements of (x) Shearman & Sterling LLP, counsel for the 2019 Incremental Lender and the Agent, and (y) Bennett Jones LLP, Canadian counsel for the 2019 Incremental Lender and the Agent) of the Joint Lead Arrangers and the Agent for which invoices have been presented at least one (1) Business Day prior to the 2019 Term Loan Increase Effective Date;

d.The Agent shall have received at least one Business Day prior to the 2019 Term Loan Increase Effective Date, all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act and the Beneficial Ownership Regulation, that has been requested at least three Business Days prior to the 2019 Term Loan Increase Effective Date;
e.The Agent (or its counsel) shall have received a certificate of the Borrower, dated as of the 2019 Term Loan Increase Effective Date, substantially in the form of the certificate previously delivered to the Agent on the Closing Date, pursuant to Sections 3.1(d), (e), (f) and (g) to the Credit Agreement, and with the applicable attachments thereto as described in such Sections;
f.The representations and warranties set forth in Section 4 of the Credit Agreement and in each other Loan Document shall be true, correct and complete in all material respects on and as of the 2019 Term Loan Increase Effective Date and with the same effect as though made on and as of such date (including with respect to this Agreement being a “Loan Document”, and the Credit Agreement as amended hereby); provided, that to the extent such representations and warranties expressly relate to an earlier date, such representations and warranties shall be true, correct and complete in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true, correct and complete in all respects on and as of the 2019 Term Loan Increase Effective Date or on such earlier date, as the case may be;
g.The certifications set forth in Section 8 above are true and correct; and
h.The Agent (or its counsel) shall have received a certificate of the Borrower, dated as of the 2019 Term Loan Increase Effective Date, certifying that at the time of such borrowing of 2019 Incremental Term Loans and after giving effect thereto, the Borrower shall be in compliance with the Available Increase Amount, which certificate shall be in reasonable detail and shall provide the calculations and basis therefor.
10.Tax Forms. For the 2019 Incremental Lender, delivered herewith to the Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as the 2019 Incremental Lender may be required to deliver to the Agent pursuant to Section 16 of the Credit Agreement.
11.Recordation of the 2019 Incremental Term Loans. Upon execution and delivery hereof, the Agent will record the 2019 Incremental Term Loans made by the 2019 Incremental Lender in the Register.

12.Amendment, Modification, Waiver and Ratification. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto. Each of the Loan Parties hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party in accordance with the terms thereof, (ii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, the grant of security made by such Loan Party pursuant to each Security Agreement to which it is a party) in accordance with the terms thereof and confirms that such liens and security interests continue to secure the Obligations, including under the Loan Documents, including, without limitation, all Obligations resulting from or incurred pursuant to the 2019 Incremental Commitment made pursuant hereto, in each case subject to the terms thereof, and (iii) in the case of each Guarantor, ratifies and reaffirms its guaranty of the Obligations pursuant to its respective Guaranty in accordance with the terms thereof.
13.Entire Agreement. This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.
14.GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE INTERPRETED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
15.Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.
16.Counterparts. This Agreement may be executed in counterparts (including by facsimile or other electronic transmission), each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.
17.Loan Document. This Agreement is a Loan Document.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Incremental Assumption Agreement as of the date first set forth above.
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as 2019 Incremental Lender

By: /s/ Judith E. Smith
Name: Judith E. Smith
Title: Authorized Signatory

By: Nicolas Thierry
Name: Nicolas Thierry
Title: Authorized Signatory

UPLAND SOFTWARE, INC.,
as the Borrower
By: /s/ Michael D. Hill
Name: Michael D. Hill
Title: Chief Financial Officer

GUARANTORS    UPLAND SOFTWARE I, INC.,
a Delaware corporation
UPLAND SOFTWARE IV, LLC,
a Nebraska limited liability company
UPLAND SOFTWARE V, INC.,
a Delaware corporation
UPLAND SOFTWARE VI, LLC,
a New Jersey limited liability company
UPLAND SOFTWARE VII, LLC,
a Delaware limited liability company
UPLAND IX, LLC,
a Delaware limited liability company
ULTRIVA, LLC,
a California limited liability company
ADVANCED PROCESSING & IMAGING, INC.,
a Florida corporation
OMTOOL, LTD.,
a Delaware corporation
RIGHTANSWERS, INC.,
a Delaware corporation
WATERFALL INTERNATIONAL INC.,
a Delaware corporation
QVIDIAN CORPORATION,
a Delaware corporation
REFERENCES-ONLINE, INC.,
a Colorado corporation
UPLAND SOFTWARE INC./LOGICIELS UPLAND INC.,
a Canadian federal corporation
ADESTRA INC.,
a Delaware corporation
POSTUP HOLDINGS, LLC,
a Texas limited liability company
POSTUP DIGITAL, LLC,
a Texas limited liability company
DAILY INCHES, INC.,
a Delaware corporation
CIMPL USA INC.,
a Delaware corporation

By: /s/ Michael D. Hill___________________
Name: Michael D. Hill
Title: Chief Financial Officer

POWERSTEERING SOFTWARE LIMITED,
a company organized and existing under the laws of England
RAPIDE COMMUNICATION LTD.,
a private company limited by shares organized and existing under the laws of England
RANT & RAVE LIMITED,
a private company limited by shares organized and existing under the laws of England and Wales

By: /s/ John T. McDonald______________________
Name: John T. McDonald
Title: Director

Consented to by:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as the Agent

By: /s/ Judith E. Smith
Name: Judith E. Smith
Title: Authorized Signatory

By: Nicolas Thierry
Name: Nicolas Thierry
Title: Authorized Signatory

SCHEDULE A TO INCREMENTAL ASSUMPTION AGREEMENT

Name of 2019 Incremental Lender	Type of Commitment	Commitment Amount
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH	2019 Incremental Commitment	$190,000,000